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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of Earliest Event Reported) November 17, 1999
                                                        -----------------

                              FIRST CAPITAL, INC.
                              -------------------
            (Exact Name of Registrant as Specified in Its Charter)

        Indiana                        0-25023                   35-2056949
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(State or other Jurisdiction of      (Commission               (IRS Employer
 Incorporation or Organization)      File Number)            Identification No.)

                220 Federal Drive N.W., Corydon, Indiana 47112
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              (Address of Principal Executive Offices) (Zip Code)

                                 (812) 738-2198
                                 --------------
             (Registrant's Telephone Number, including Area Code)

                                Not Applicable
                                --------------
         (Former Name or Former Address, If Changed Since Last Report)









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ITEM 8.  CHANGE IN FISCAL YEAR

      On November 17, 1999, the Board of Directors of First Capital, Inc. ("Corporation") changed the fiscal year end of the Corporation from June 30 to December 31, effective December 31, 1999. A transition report on Form 10-KSB covering the transition period from July 1, 1999 through December 31, 1999 will be filed by March 31, 2000.

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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              FIRST CAPITAL, INC.



Dated:  November 18, 1999     By: /s/ J. Gordon Pendleton
                                  -------------------------------------
                                  J. Gordon Pendleton
                                  Chairman of the Board and
                                  Chief Executive Officer